Long-Term Investments (Tables)	12 Months Ended
Dec. 31, 2024
Investments, Debt and Equity Securities [Abstract]
Summary of the Group's Balances of Long-term Investments
The following table summarizes the Group’s balances of long-term investments:

	As of December 31,
	2023	2024
	RMB	RMB
Long-term time deposits	8,540,152	6,809,123
Wealth management products	677,867	1,389,779
Equity method investments (1)
Guizhou Yushi Digital Venture Capital Partnership (“Yushi Fund”)	315,947	313,527
Others	2,349	4,908

Subtotal	318,296	318,435

Equity investments without readily determinable fair values
Plus Automation, Inc (“Plus (US)”) (2)	648,458	658,136
Others	60,000	60,000

Subtotal	708,458	718,136

Investments in debt securities
Plus PRC Holding Ltd. ( “Plus (CN)”) (2)	471,724	634,145
Jiayibingding (Beijing) E-commerce Limited (“JYBD”) (3)	352,742	—
Others	6,500	6,500

Subtotal	830,966	640,645

Total long-term investments	11,075,739	9,876,118

(1)
Yushi fund (formerly known as Guizhou Fubao Digital Venture Capital Partnership) is a private equity fund incorporated in Guizhou, the PRC. The Group, as a limited partner, acquired 72.58% equity interest of the fund with a cash consideration of RMB323 million in 2021. The Group accounts for the investment as an equity method investment as it has significant influence over but does not own a controlling financial interest in the fund.

For the years ended December 31, 2022, 2023 and 2024, the Company recognized the share of loss in equity method investment
s
of RMB1,246, RMB2,067 and RMB2,861 respectively.

(2)
As of December 31,
2023 and
2024, the
 Group had an
investment in preferred shares of Plus (US) amounted to approximately US$91.6 million, representing 19.83% equity interest on an as-if
converted basis and 1.23% voting rights of Plus (US). As the investment in preferred shares in Plus(US)
is
not in substance common stock due to the liquidation preference and other preferential rights and have no readily determinable fair value, the Group has accounted for its investment in Plus (US) as an equity investment without readily determinable fair value.

As of December 31, 2023 and 2024, the Group had an investment in preferred shares of Plus (CN) amounted to approximately US$
63.3 million, representing 51% equity interest on an
as-if
converted basis and 61.88% voting rights. However, the Group has no control over Plus (CN) as it has no control over the board of directors that makes all significant decisions in relation to the operating and financing activities of Plus (CN). As the preferred shares held by the Group are redeemable merely by passage of time and are redeemable at the option of the Group, the Group accounted for its investment in Plus (CN) as available-for-sale
investment in debt security which is measured at its fair value with the change of fair value recognized as other comprehensive income.
In May 2024, the Group purchased a convertible note issued by Plus (CN), with the amount of US$
20 million, which is entitled to certain redemption rights and conversion rights on or before the maturity date. The Group accounts for its investments as
“available-for-sale”
and measured the fair value at each period end. The unrealized holding gains and losses for available-for-sale
securities are reported in other comprehensive income until realized.
For the year ended December 31, 2024, the Group recognized RMB599 gain of fair value change related to the available-for-sale
investment in Plus(CN) and was recorded in other comprehensive income.

(3)
As of December 31, 2023, the fair value of the Group’s investment in preferred shares of JYBD amounted to RMB352,742, representing 24.37% equity interest on an as-if converted basis. As the preferred shares held by the Group are redeemable at the option of the Group, the Group accounted for its investment in JYBD as available-for-sale investment in debt security which is measured at its fair value with the change of fair value recognized as other comprehensive income.